UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 18, 2008

Noven Pharmaceuticals, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-17254	59-2767632
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

11960 S.W. 144th Street, Miami, Florida		33186
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	305-253-5099

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.03 Material Modifications to Rights of Security Holders.

On March 18, 2008, Noven Pharmaceuticals, Inc. (the "Company") and American Stock Transfer & Trust executed Amendment No. 1 (the "Amendment") to the Rights Agreement, dated November 6, 2001 between the Company and American Stock Transfer & Trust, as Rights Agent (the "Rights Agreement"). The Amendment increases the beneficial ownership threshold required to trigger rights under the Rights Agreement from a 15% ownership interest to a 20% ownership interest.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, attached hereto as Exhibit 4.1 and incorporated herein by reference, and the full text of the Rights Agreement, which was attached as Exhibit 4.1 to the Form 8-K filed by the Company on November 6, 2001 and is incorporated herein by reference.

Item 8.01 Other Events.

On March 18, 2008, the Company issued a press release announcing the Amendment. The press release is attached as Exhibit 99.1.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Noven Pharmaceuticals, Inc.

March 21, 2008	By:	/s/ Jeff Mihm

Name: Jeff Mihm
Title: Vice President, General Counsel and Corporate Secretary

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Exhibit Index

Exhibit No.	Description

4.1	Amendment No. 1 dated as of March 18, 2008, between Noven Pharmaceuticals, Inc. and American Stock Transfer & Trust Company as Rights Agent.
99.1	Press Release of Noven Pharmaceuticals, Inc., dated March 18, 2008.